Exhibit 77(d)

Policies With Respect To Security Investments

As of April 7, 2008, each Portfolio changed into a fund-of-funds structure. Rather than holding individual securities, each Portfolio now only holds shares of underlying mutual funds.  The charts below show each Portfolio’s investment practices prior to conversion to a fund-of-funds structure:

ING VP Strategic Allocation Growth Portfolio
(70.) Did the Registrant/Series engage in the following investment practices? Answer "Y" (Yes) or "N" (No) to the following:
Investment Practice	Permitted by Investment Policies?	If permitted by investment policies, engaged in during the reporting period?
(A) Repurchase Agreements*	Y	Y
(B) Options on Equities*	Y	N
(C) Options on Debt Securities*	Y	N
(D) Options on Stock Indices*	Y	N
(E) Interest Rate Futures*	Y	Y
(F) Stock Index Futures*	Y	Y
(G) Options on Futures*	Y	N
(H) Options on Stock Index Futures*	Y	N
(I) Other Commodity Futures*	N	N
(J) Restricted Securities	Y	N
(K) Other Investment Companies	Y	Y
(L) Securities of Foreign Issuers	Y	Y
(M) Currency Exchange Transactions	Y	Y
(N) Securities Lending	Y	Y
(O) Borrowing of Money	N	N
(P) Purchase/Sales by Certain Exempted Affiliated Persons	Y	N
(Q) Margin Purchases	N	N
(R) Short Sales	N	N

ING VP Strategic Allocation Moderate Portfolio
(70.) Did the Registrant/Series engage in the following investment practices? Answer "Y" (Yes) or "N" (No) to the following:
Investment Practice	Permitted by Investment Policies?	If permitted by investment policies, engaged in during the reporting period?
(A) Repurchase Agreements*	Y	Y
(B) Options on Equities*	Y	N
(C) Options on Debt Securities*	Y	N
(D) Options on Stock Indices*	Y	N
(E) Interest Rate Futures*	Y	Y
(F) Stock Index Futures*	Y	Y
(G) Options on Futures*	Y	Y
(H) Options on Stock Index Futures*	Y	N
(I) Other Commodity Futures*	N	N
(J) Restricted Securities	Y	Y
(K) Other Investment Companies	Y	Y
(L) Securities of Foreign Issuers	Y	Y
(M) Currency Exchange Transactions	Y	Y
(N) Securities Lending	Y	Y
(O) Borrowing of Money	N	N
(P) Purchase/Sales by Certain Exempted Affiliated Persons	Y	N
(Q) Margin Purchases	N	N
(R) Short Sales	N	N

ING VP Strategic Allocation Conservative Portfolio
(70.) Did the Registrant/Series engage in the following investment practices? Answer "Y" (Yes) or "N" (No) to the following:
Investment Practice	Permitted by Investment Policies?	If permitted by investment policies, engaged in during the reporting period?
(A) Repurchase Agreements*	Y	Y
(B) Options on Equities*	Y	N
(C) Options on Debt Securities*	Y	Y
(D) Options on Stock Indices*	Y	N
(E) Interest Rate Futures*	Y	Y
(F) Stock Index Futures*	Y	Y
(G) Options on Futures*	Y	N
(H) Options on Stock Index Futures*	Y	N
(I) Other Commodity Futures*	N	N
(J) Restricted Securities	Y	Y
(K) Other Investment Companies	Y	Y
(L) Securities of Foreign Issuers	Y	Y
(M) Currency Exchange Transactions	Y	Y
(N) Securities Lending	Y	Y
(O) Borrowing of Money	N	N
(P) Purchase/Sales by Certain Exempted Affiliated Persons	Y	N
(Q) Margin Purchases	N	N
(R) Short Sales	N	N